OPERATING LEASES	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
OPERATING LEASES

12.	OPERATING LEASES

Rental income

The minimum contractual future revenues to be received on time charters in respect of vessels owned and operated as of December 31, 2015, were as follows:

Year ending December 31	Total
(in thousands of $)
2016	12,260
2017 and thereafter	12,852
Total	25,112

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2015 and 2014 were $416.9 million and $15.2 million, and $471.5 million and $35.5 million, respectively.

The above table excludes the contracted revenues arising under the contract with West Africa Gas Limited (''WAGL'') for FSRU services provided by the Golar Tundra. The charter is expected to commence in the second quarter of 2016. This is by virtue that we expect to complete the dropdown of the Golar Tundra to Golar Partners in May 2016.

Rental expense

Charter hire payments for certain contracted-in vessels are accounted for as operating leases. Additionally, we are committed to making rental payments under operating leases for office premises. The future minimum rental payments under our non-cancellable operating leases are as follows:

Year ending December 31	Total
(in thousands of $)
2016	27,786
2017	23,238
2018	770
2019	599
2020	50
2021 and thereafter	—
Total minimum lease payments (1)	52,443

(1) The above table includes operating lease charter-hire payments to Golar Partners relating to the Option Agreement entered into in connection with the disposal of the Golar Grand in November 2012. In the event that the charterer does not renew or extend its charter beyond February 2015, Golar Partners has the option to require us to charter the vessel through to October 2017. Golar Partners exercised this option in February 2015 (see note 31).

Total rental expense for operating leases was $42.8 million, $0.6 million and $0.7 million for the years ended December 31, 2015, 2014 and 2013, respectively.